                                                                    EXHIBIT 99.3

                           Sunstone Golf Resort, Inc.

                                    Contents


                                                                                        PAGE
INDEPENDENT AUDITOR'S REPORT OF BYRD & GANTT, CPA'S, PA                                 F-1

FINANCIAL STATEMENTS:

BALANCE SHEETS, DECEMBER 31, 2001, 2000                                                 F-2

STATEMENTS OF OPERATIONS, PERIODS ENDED DECEMBER 31, 2001, 2000                         F-3

STATEMENTS OF CASH FLOWS JANUARY 25, 2000 THROUGH DECEMBER 31, 2001                     F-4

STATEMENTS OF CHANGES IN STOCKHOLDER EQUITY DECEMBER 31, 2001, 2000                     F-5

NOTES TO AUDITED FINANCIAL STATEMENTS                                                   F-6

UNAUDITED FINANCIAL STATEMENTS

BALANCE SHEET (UNAUDITED), JUNE 30, 2002                                                F-10

STATEMENTS OF OPERATIONS, (UNAUDITED) FOR THE SIX MONTHS ENDED                          F-11
    June 30, 2002

STATEMENT OF CASH FLOW (UNAUDITED) FOR THE SIX MONTHS ENDED                             F-12
    June 30, 2002

NOTES TO UNAUDITED FINANCIAL STATEMENTS                                                 F-13

                           Byrd & Gantt, CPA's, P.A.
                           3355 W. Vine St., Ste. 102
                              Kissimmee, Fl. 34741
                              Phone: (407) 931-2344
                               Fax: (407) 931-2162

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors & Stockholders
Sunstone Golf Resort, Inc.
5260 W. Irlo Bronson Highway , #118
Kissimmee, FL  34746

We have audited the accompanying balance sheet and related statements of income, cash flow of Sunstone Golf Resort Group, Inc. (a Florida Corporation) as of December 31, 2000 and 2001. The financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted the audit in accordance with U. S. Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of Sunstone Golf Resort, Inc. as of December 31, 2000 and December 31, 2001, in conformity with U.S. Generally Accepted Accounting Principles.



August 30, 2002

/s/ Angela Gantt

Byrd & Gantt CPAs

                           Sunstone Golf Resort, Inc.
                                 Balance Sheets
                             December 31, 2001, 2000
                              (Amounts in dollars)



                                                                2001               2000
                                                             ----------         ----------
      ASSETS
      Cash                                                          521             38,626
      Undeveloped Land & Construction in Progress             8,177,234          6,806,006
                                                             ----------         ----------
       Total Assets                                          $8,177,755         $6,844,632
                                                             ==========         ==========
      LIABILITIES &  STOCKHOLDERS' EQUITY
      Notes Payable                                             489,863            435,617
      Mortgages Payable                                       7,637,892          6,359,015
                                                             ----------         ----------
       Total Liabilities                                      8,127,755          6,794,632
                                                             ----------         ----------

      Common stock, $.01 par value                                  500                500
          1,000,000 shares authorized,
          50,000 issued and outstanding at
          December 31, 2001 and 2000, respectively

          Additional Paid In Capital                             49,500             49,500
          Retained Earnings                                           0                  0
      TOTAL STOCKHOLDERS' EQUITY                                 50,000             50,000
                                                             ----------         ----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY              $8,177,755         $6,844,632
                                                             ==========         ==========

                           Sunstone Golf Resort, Inc.
                             Statement of Operations
                  For the Periods ended December 31, 2001, 2000
                               (Amount in dollars)



                                                                 2001             2000
                                                               --------         --------
         Revenue                                                      0                0

         Expense                                                      0                0
                                                               --------         --------
         Total Operating Expense                                      0                0
                                                               --------         --------
         Income                                                $      0         $      0
                                                               ========         ========

         Income Taxes                                                 0                0

         Net Income available to Common Stockholders           $      0         $      0
                                                               ========         ========

         Income per Common Share
             Net Income appliciable to Common Stock            $      0          $     0
                                                               --------         --------

         Weighted average number of Common Stock                 50,000           50,000
                                                               ========         ========

                           Sunstone Golf Resort, Inc.
                            Statement of Cash Flows
                   January 25, 2000 through December 31, 2001

                                                               Jan - Dec 01     Jan - Dec 00
                                                               -----------------------------
          Cash Flow from Operating Activities
              Net Income                                                  0                0
              Adjustments to reconcile Net Income
              to net cash provided by operations:
                  Short-term operating loans                         54,245          435,617
                                                               -----------------------------
               Net cash provided by Operating Activities             54,245          435,617
          INVESTING ACTIVITIES
              Development Costs                                     (49,598)      (1,747,954)
              Interest                                           (1,314,097)        (960,178)
              Land Costs                                                  0       (3,672,250)
              Property closing costs                                      0          (44,890)
              Interest Prepaid                                       20,267          (20,267)
              Loan costs                                            (27,800)        (360,467)
                                                               -----------------------------
           Net cash provided by Investing Activities             (1,371,228)      (6,806,006)
          FINANCING ACTIVITIES
              Mortgages Payable                                   1,278,878        6,359,015
              Additional Paid-in Capital                                  0           49,500
              Common Stock                                                0              500
                                                               -----------------------------
           Net cash provided by Financing Activities              1,278,878        6,409,015
                                                               -----------------------------
      Net cash increase (decrease)  for period                      (38,105)          38,626
      Cash and equivalents at beginning of period                    38,626                0
                                                               -----------------------------
       Cash and equivalents at end of period                   $        521     $     38,626
                                                               =============================

                           Sunstone Golf Resort, Inc.
                        Statement of Stockholders' Equity
                             December 31, 2001, 2000
                  (dollars, except share and per share amounts)

                                         Common Stock
                                        $.01 par value
                                        --------------                  Additional         Retained      Total Shareholders
For the Periods Ended December 31           Shares        Amount     Paid -in Capital      Earnings           Equity
---------------------------------           ------        ------     ----------------      --------           ------
Issuance of Common stock                        50,000      0.01              $49,500                           $50,000

                 Net Income 2000                                                                   $0                $0

                                        --------------    ---------------------------   -------------      ------------
Balance, December 31, 2000                      50,000      0.01              $49,500              $0           $50,000

                 Net Income 2001                                                                   $0                $0
                                        --------------    ---------------------------   -------------      ------------
Balance, December 31, 2001                      50,000      0.01              $49,500              $0           $50,000
                                        ==============    ===========================   =============      ============

SUNSTONE GOLF RESORT, INC
NOTES TO FINANCIAL STATEMENTS


Note 1 - Significant Accounting Policies:

Organization - Sunstone Golf Resort, Inc. (Sunstone) was incorporated on January 25, 2000. On February 3, 2000, Sunstone acquired land parcels 3 & 4 from Suncoast YMCAs, Inc., (property previously owned by Dr. James P Gills) a Florida non-profit corporation, under an option agreement sold to it by West America Land Company (West America), Inc. Sunstone was formed to develop the property into a golf vacation resort for subsequent sale as vacation homes and timeshare.

West America owned 35 acres of the adjacent property and also an option to acquire parcels 1, 2, 3, & 4 from Dr. James P.Gills. American Leisure, Inc. which is owned 30% by the president and secretary of Sunstone, has owned 100% of West America since August 1998. The 35 acre property and land parcels 1 and 2 were sold by West America on February 3, 2000 to 53 Associates, LLP, a Florida Limited Liability Partnership and the option over parcels 3 & 4 to Sunstone.

Parcels 3 & 4, acquired by Sunstone, are located in Polk County, No. 242526-000000-22220. The total assessed value on Parcels 3 & 4 are $3,228,600 for 2001. The property is within the boundaries of the Green Swamp Area of Critical State Concern and subject to particular land development regulations. In April 2000, Sunstone received planning (PD) from Polk County to develop a 799-unit golf resort property. Sunstone proposes to commence development during 2003.

Legal Descriptions:

Parcel Three: South 1,208.29 feet of North 2358.64 feet of Lying East of US Highway 27

Parcel Four: That part of Section Lying East of US Highway 27, Less North 2358.64 feet and less Maintenance right-of way for Tri-county road 2.

Cash & Equivalents- There are no cash equivalents. Cash is recorded at actual bank balance.

Other Assets -(Investment in Golf Resort Development Project) - Investment in the Sunstone is stated at contract purchase price of land, property closing costs paid, actual costs incurred for development, loan costs and accrued loan interest and property taxes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk - The Company places its cash and temporary cash investments with well-established financial institutions.

Comprehensive Income/loss - The Company has no significant components of other comprehensive income or loss.

Income Taxes - Income taxes are accounting for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on available evidence, it is more likely than not that the deferred tax asset will not be realized.

Per Share information - Basic per share income (loss) is computed using the weighted-average number of outstanding shares of common stock.

SUNSTONE GOLF RESORT,INC.
NOTES TO FINANCIAL STATEMENTS


Recent Accounting Pronouncements:
In April 1998, The American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5, REPORTING ON COSTS OF START-UP ACTIVITIES, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred Start-up activities are defined broadly as those one time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or Beneficiary, initiating a new process in an existing facility or commencing some new operation. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The Company has determined that the adoption of the SOP did not have an effect on the financial statements.

In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended by SFAS No. 137 and 138 in June 1999 and June 2000 respectively. These statements established accounting and reporting standards for derivative instruments included certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. For a derivative not designated as a hedging instrument, changes in the fair value of the derivative are recognized in earning s in the period of change. The company must adopt SFAS No. 133 for fiscal years beginning after June 15, 2000. Management believes the adoption of SFAS No. 133 will not have a material effect on the financial results of the operations of the Company.

Noted 2 - Undeveloped Land and Construction in Progress

On February 3, 2000 the company purchased land in Polk County, Florida for the purpose of developing 799 short-term vacation/timeshare units. During the remainder of 2000 and 2001, the company obtained planning permissions from Polk County, and had architectural plans developed. No construction was begun. The costs incurred included the following:

                                        2001          2000
                                        ----          ----
Cost of Land                                         3,672,250
Accrued interest                      1,293,830        980,445
Planning costs                           11,493      1,792,844
Loan costs                               27,800        360,467
--------------------------------------------------------------------------------
                                      1,333,123      6,806,006


Note 2 - Debt
The Corporation's long-term debt is primarily in the form of privately issued, fixed-rate notes and debentures, summarized as follows:


Type (Maturity Date)                Range of Interest Rates              2001             2000
                                                                         ----             ----

-------------------------------------------------------------------------------------------------
Mtg.-(2002) Walter Mackey, Jr.,             20                         1,486,459        1,221,809
Mtg.-(2002) Emmitt J. Foster Trust          16                           791,918          760,000
Mtg. (2002) Charles E. Hawthorne            12-18                        389,516          235,539
Mtg. (2002) Arvimex, Inc.                   20                         3,571,300        2,976,083
Mtg. (2002) Raster Investments, Inc.        20                         1,398,700        1,165,583
                                                                      ----------       ----------

Total Outstanding Mortgages                                           $7,637,893       $6,359,014

-------------------------------------------------------------------------------------------------

Detail of Individual mortgages:

Walter Mackey Jr. Mortgage is a first secured mortgage dated February 3, 2000 on parcel 4, with a face amount of $1,050.000 plus accrued interest with an interest rate of 20% and a maturity date of September 3, 2002. Accrued interest for 2000 and 2001 is $171,809 and $264,650 respectively. The total amount payable on December 31, 2001 was $1,486,459.

SUNSTONE GOLF RESORT,INC.
NOTES TO FINANCIAL STATEMENTS


Emmitt J. Foster Trust Mortgage is a first secured mortgage dated February 3, 2000 on parcel 3, with a face amount of $760,000 including prepaid interest of $121,600. The original maturity date of the note was February 3, 2001, but repayment was extended with accrued interest calculated at 16% on the original principal amount of $760,000 of $94,851 and interest payments of $63,156.. The total amount payable on December 31, 2001 was $791,918.

Charles E. Hawthorne Jr. Mortgage is a second secured mortgage dated February 3, 2000 on parcel 3, face amount of the note is $200,000. The interest rate changed from 12% per annum to 18% per annum on November 3, 2000. A late charge of 5% was added to the balance due on November 3, 2000 in the amount of $10,900 for a total amount due on that date of $228,900. Accrued interest was $3,434 was added to the interest rate change in November 2000,and accrued interest for December 2000 was $3,205 for a total balance due on December 31, 2000 of $235,539. Additional advances of $101,328 were added in 2001 with accrued interest of $52,649, bringing the amount due on December 31, 2001 to $389,516.

Arvimex, Inc. Mortgage is a third secured mortgage on parcel 3 and a second secured mortgage on parcel 4 and is dated February 3, 2000. Face amount of mortgage is $2,515,000 with an interest rate of 20% per annum with a maturity date of maturity date of February 3, 2002 extended. Accrued interest for 2000 and 2001 is $461,083 and $595,217 respectively. The total amount due on December 31, 2001 was $3,571,300.

Raster Investments Inc, Mortgage is a third secured mortgage on parcel 3 and a second secured mortgage on parcel 4 and is dated February 3, 2000, face amount is $985,000 with an interest rate of 20% per annum and a maturity date of February 3, 2002 extended. The accrued interest for 2000 and 2001 is $180,583 and $233,117 respectively. The total amount due on December 31,2001 was $1,398,700.

Note 3 - Income taxes
The company has not yet filed income taxes; however, there will be no income liability until the development is sold. The project is in the planning stage and no sales have been recorded in 2000 or 2001.

Note 4 - Real Estate Taxes
The company has not paid Polk County real estate taxes on the land for 2000 or 2001. The amounts due are shown as accrued property taxes on the Balance Sheet. Non payment of taxes could cause the property to be liened by the county, which would have to be paid before the property is sold.

Note 5 - Short-term loans
Unsecured short-term loans were obtained from various unrelated entities with an interest rate of 20% with the total amount outstanding for 2000 and 2001 being $435,617 and $489,863 respectively.

Note 6 - Common Stock & Additional Paid-in Capital
The company is authorized to issue 1,000,000 shares of stock at $.01 per share. The amount of stock issued is as follows:


                                                       Years Ended December 31,
                 --------------------------------------------------------------------
                                                      2001                    2000
                 --------------------------------------------------------------------
Raster Investments, Inc.                             15,000                  15,000
Arvimex Inc.                                         35,000                  35,000
Shares outstanding                                   50,000                  50,000

                 --------------------------------------------------------------------

Net Income(loss) per share                              $(0)                    $(0)
(fully diluted)

Shares Used in fully diluted
Per share calculation                                50,000                  50,000

Additional paid in capital Raster Investments, Inc. contributed additional capital of $14,850 and Arvmex, Inc. contributed additional capital of $34,650, for a total of $49,500 additional paid-in capital.

SUNSTONE GOLF RESORT,INC.
NOTES TO FINANCIAL STATEMENTS


Note 7 - Related Party Transactions

Raster Investments, Inc., a 30% owner in Sunstone Golf Resort, Inc. holds a mortgage note secured by way of a third mortgage on parcel 3 and a second mortgage on parcel 4 dated February 3, 2000 with a face amount of $985,000 and an interest rate of 20%. The balance due on the note for 2000 and 2001 is $1,165,583 and $1,398,700 respectively.

Arvimex, Inc., a 70% owner in Sunstone Golf Resort, Inc. hold a mortgage note secured by way of a third mortgage on parcel 3 and a second mortgage on parcel 4 dated February 3, 2000 with a face amount of $2,515,000 and an interest rate of 20%. The balance due including accrued interest on the note for 2000 and 2001 is $2,976,083 and $3,571,300.

The officers of the company are Malcolm J. Wright and Gillian Wright. They together own 30% of American Leisure, Inc. and are officers of that company also. They own no shares in Sunstone.

Note 8 - Contingencies and Commitments

In June 2001, Rock Investment Trust, FLC, a British limited liability company and RIT, L.C., a related Florida limited liability company, filed suit against Malcolm Wright, American Vacation Resorts, Inc., American Leisure, Inc. Inversora Tetuan, SA, Sunstone Golf Resort, Inc. and Sun Gate Resort Villas, Inc., seeking either the return of an alleged $500,000 investment or ownership interest in one or more of the defendant entities equivalent to the alleged investment amount. Defendants have denied all claims and have filed counterclaims against Rock Investment Trust and its principal, Roger Smee, seeking damages in excess of $10 million, assuming success on all aspects of the litigation. This litigation is in the discovery phase and is not currently set for trial. While many depositions and other discovery of facts remains to be done, based on the status of the record developed thus far undersigned counsel believes that Rock Investment Trust 's and RIT's claims are without merit and that the counterclaim will be successful. The amount of damages which is recoverable on the counterclaim is subject to a variety of factors and consideration but at this time counsel believes that the damages sought at trial will exceed $1 million.

                           Sunstone Golf Resort, Inc.
                                  Balance Sheet
                                  June 30, 2002
                                    Unaudited
                              (Amounts in dollars)


ASSETS
          Cash                                                           456
          Undeveloped Land & Construction in Progress              8,956,521
                                                                  ----------
TOTAL ASSETS                                                      $8,956,977
                                                                  ==========
LIABILITIES & STOCKHOLDERS' EQUITY
      Liabilities
              Short-Term Loans                                       511,363
              Mortgages Payable                                    8,395,614
                                                                  ----------
          Total Liabilities                                        8,906,977
                                                                  ----------
      Stockholder's Equity
          Additional Paid In Capital                                  49,500
          Common stock                                                   500
          Retained Earnings                                                0
          Net Income                                                       0
                                                                  ----------
      Total Stockholders' Equity                                      50,000
                                                                  ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $8,956,977
                                                                  ==========

                           Sunstone Golf Resort, Inc.
                             Statement of Operations
                     For the six months ended June 30, 2002
                                    Unaudited
                               (Amount in dollars)


Revenue                                                         0

Expense                                                         0
                                                          -------
Total Operating Expense                                         0
                                                          ------
Income                                                    $     0
                                                          =======

Income Taxes                                                    0

Net Income available to Common Stockholders               $     0
                                                          =======

Income per Common Share
      Net Income appliciable to Common Stock              $     0
                                                          -------

Weighted average number of Common Stock                    50,000
                                                          =======

                            Sunstone Golf Resort Inc.
                             Statement of Cash Flows
                         January 1 through June 30, 2002
                                    Unaudited
                               (Amount in dollars)


OPERATING ACTIVITIES
      Net Income                                                0
                                                        ---------
Net cash provided by Operating Activities                       0

INVESTING ACTIVITIES
      Interest                                           (779,222)
                                                        ---------
Net cash provided by Investing Activities                (779,222)

FINANCING ACTIVITIES
      Loans Payable                                        21,435
      Mortgages Payable                                   757,722
                                                        ---------
Net cash provided by Financing Activities                 779,157
                                                        ---------

Net cash increase for period                                  (65)

Cash and equivalents at beginning of period                   521
                                                        ---------
Cash and equivalents at end of period                   $     456
                                                        =========

SUNSTONE GOLF RESORT, INC
NOTES TO FINANCIAL STATEMENTS


Note 1 - Significant Accounting Policies:

Organization - Sunstone Golf Resort, Inc. (Sunstone) was incorporated on January 25, 2000. On February 3, 2000, Sunstone acquired land parcels 3 & 4 from Suncoast YMCAs, Inc., (property previously owned by Dr. James P Gills) a Florida non-profit corporation, under an option agreement sold to it by West America Land Company (West America), Inc. Sunstone was formed to develop the property into a golf vacation resort for subsequent sale as vacation homes and timeshare.

West America owned 35 acres of the adjacent property and also an option to acquire parcels 1, 2, 3, & 4 from Dr. James P.Gills. American Leisure, Inc. which is owned 30% by the president and secretary of Sunstone, has owned 100% of West America since August 1998. The 35 acre property and land parcels 1 and 2 were sold by West America on February 3, 2000 to 53 Associates, LLP, a Florida Limited Liability Partnership and the option over parcels 3 & 4 to Sunstone.

Parcels 3 & 4, acquired by Sunstone, are located in Polk County, No. 242526-000000-22220. The total assessed value on Parcels 3 & 4 are $3,228,600 for 2001. The property is within the boundaries of the Green Swamp Area of Critical State Concern and subject to particular land development regulations. In April 2000, Sunstone received planning (PD) from Polk County to develop a 799-unit golf resort property. Sunstone proposes to commence development during 2003.

Legal Descriptions:

Parcel Three: South 1,208.29 feet of North 2358.64 feet of Lying East of US Highway 27

Parcel Four: That part of Section Lying East of US Highway 27, Less North 2358.64 feet and less Maintenance right-of way for Tri-county road 2.

Cash & Equivalents- There are no cash equivalents. Cash is recorded at actual bank balance.

Other Assets -(Investment in Golf Resort Development Project) - Investment in the Sunstone is stated at contract purchase price of land, property closing costs paid, actual costs incurred for development, loan costs and accrued loan interest and property taxes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk - The Company places its cash and temporary cash investments with well-established financial institutions.

Comprehensive Income/loss - The Company has no significant components of other comprehensive income or loss.

Income Taxes - Income taxes are accounting for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on available evidence, it is more likely than not that the deferred tax asset will not be realized.

Per Share information - Basic per share income (loss) is computed using the weighted-average number of outstanding shares of common stock.

SUNSTONE GOLF RESORT, INC
NOTES TO FINANCIAL STATEMENTS


Recent Accounting Pronouncements:
In April 1998, The American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5, REPORTING ON COSTS OF START-UP ACTIVITIES, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred Start-up activities are defined broadly as those one time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or Beneficiary, initiating a new process in an existing facility or commencing some new operation. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The Company has determined that the adoption of the SOP did not have an effect on the financial statements.

In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended by SFAS No. 137 and 138 in June 1999 and June 2000 respectively. These statements established accounting and reporting standards for derivative instruments included certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. For a derivative not designated as a hedging instrument, changes in the fair value of the derivative are recognized in earning s in the period of change. The company must adopt SFAS No. 133 for fiscal years beginning after June 15, 2000. Management believes the adoption of SFAS No. 133 will not have a material effect on the financial results of the operations of the Company.

Noted 2 - Undeveloped Land and Construction in Progress

On February 3, 2000 the company purchased land in Polk County, Florida for the purpose of developing 799 short-term vacation/timeshare units. During the remainder of 2000 and 2001, the company obtained planning permissions from Polk County, and had architectural plans developed. No construction was begun. The costs incurred included the following:



                                   2002          2001           2000
                                   ----          ----           ----
Cost of Land                                                  3,672,250
Accrued interest                  779,222      1,293,830        980,445
Planning costs                         65         11,493      1,831,470
Loan costs                                        27,800        360,467
--------------------------------------------------------------------------
                                  779,287      1,333,123      6,844,632


Note 2 - Debt
The Corporation's long-term debt is primarily in the form of privately issued, fixed-rate notes and debentures, summarized as follows:

Type (Maturity Date)                Range of Interest Rates      2002         2001        2000

-------------------------------------------------------------------------------------------------------
Mtg.-(2002) Walter Mackey, Jr.,               20               1,641,438    1,486,459    1,221,809
Mtg.-(2002) Emmitt J. Foster Trust            16                 870,357      791,918      760,000
Mtg. (2002) Charles E. Hawthorne            12-18                416,800      389,516      235,539
Mtg. (2002) Arvimex Inc.                      20                 428,429    3,571,300    2,976,083
Mtg. (2002) Raster Investments Inc.           20               1,538,590    1,398,700    1,165,583
Mtg.(2002)  American Leisure Holdings, Inc.   20               3,500,000            0            0
                                                              ----------   ----------   ----------

Total Outstanding Mortgages                                   $8,395,614   $7,637,893   $6,359,014

----------------------------------------------------------------------------------------------------------------------


Detail of Individual mortgages:

Walter Mackey Jr. Mortgage is a first secured mortgage dated February 3, 2000 on parcel 4, with a face amount of $1,050.000 plus accrued interest with an interest rate of 20% and a maturity date of September 3, 2002. Accrued interest for 2000, 2001 and 2002 is $171,809, $264,650 and $154,979 respectively. The total amount payable on June 30, 2002 was $1,641,438.

SUNSTONE GOLF RESORT, INC
NOTES TO FINANCIAL STATEMENTS


Emmitt J. Foster Trust Mortgage is a first secured mortgage dated February 3, 2000 on parcel 3, with a face amount of $760,000 including prepaid interest of $121,600. The original maturity date of the note was February 3, 2001, but repayment was extended with accrued interest calculated at 16% on the original principal amount of $760,000 of $94,851 and interest payments of $63,156 in 2001 and $78,439 in 2002. The total amount payable on June 30, 2002 was $870,357.

Charles E. Hawthorne Jr. Mortgage is a second secured mortgage dated February 3, 2000 on parcel 3, face amount of the note is $200,000. The interest rate changed from 12% per annum to 18% per annum on November 3, 2000. A late charge of 5% was added to the balance due on November 3, 2000 in the amount of $10,900 for a total amount due on that date of $228,900. Accrued interest was $3,434 was added to the interest rate change in November 2000,and accrued interest for December 2000 was $3,205 for a total balance due on December 31, 2000 of $235,539. Additional advances of $101,328 were added in 2001 with accrued interest of $52,649 in 2001 and $27,284, bringing the amount due on June 30, 2002 to $416,800.

Arvimex, Inc. Mortgage is a third secured mortgage on parcel 3 and a second secured mortgage on parcel 4 and is dated February 3, 2000. Face amount of mortgage is $2,515,000 with an interest rate of 20% per annum with a maturity date of maturity date of January 2002 extended. Accrued interest for 2000, 2001 and 2002 is $461,083, $595,217 and $357,129 respectively. On June 14, 2002
Arvimex transferred $3,500,000 of its debt to Series "A" Preferred Stock in American Leisure Holdings, Inc. The total amount due to Arvimex, Inc. on June 30, 2002 was $428,429.

Raster Investments Inc, Mortgage is a third secured mortgage on parcel 3 and a second secured mortgage on parcel 4 and is dated February 3, 2000, face amount is $985,000 with an interest rate of 20% per annum and a maturity date of January 1, 2002 extended. The accrued interest for 2000, 2001and 2002 is $180,583, $233,117 and $139,890 respectively. The total amount due to Raster Investments, Inc. on June 30, 2002 was $1,538,590.

Note 3 - Income taxes
The company has not yet filed income taxes; however, there will be no income liability until the development is sold. The project is in the planning stage and no sales have been recorded in 2000 or 2001.

Note 4 - Real Estate Taxes
The company has not paid Polk County real estate taxes on the land for 2000 or 2001. The amounts due are shown as accrued property taxes on the Balance Sheet. Non payment of taxes could cause the property to be liened by the county, which would have to be paid before the property is sold.

Note 5 - Short-term loans
Unsecured short-term loans were obtained from various entities with an interest rate of 20% with the total amount outstanding for 2000, 2001 and 2002 being $435,617, $489,863 and $511,363 respectively.

Note 6 - Common Stock & Additional Paid-in Capital
The company is authorized to issue 1,000,000 shares of stock at $.01 per share. The amount of stock issued is as follows:


                                June 30, 2002          Years Ended December 31,
                   ------------------------------------------------------------------
                                     2002              2001               2000
                   ------------------------------------------------------------------
American Leisure Holdings, Inc.     50,000                 0                  0
Raster Investments, Inc.                 0            15,000             15,000
Arvimex Inc.                             0            35,000             35,000

Shares outstanding                  50,000            50,000             50,000

-------------------------------------------------------------------------------------

Net Income(loss) per share             $(0)              $(0)               $(0)
(fully diluted)

Shares Used in fully diluted
Per share calculation               50,000            50,000             50,000


Additional paid in capital - Raster Investments, Inc. contributed additional capital of $14,850 and Arvmex, Inc. contributed additional capital of $34,650, for a total of $49,500 additional paid-in capital.

SUNSTONE GOLF RESORT, INC
NOTES TO FINANCIAL STATEMENTS



Note 7 - Related Party Transactions

Raster Investments, Inc., holds a mortgage note secured by way of a third mortgage on parcel 3 and a second mortgage on parcel 4 dated February 3, 2000 with a face amount of $985,000 and an interest rate of 20%. The balance due on the note for 2000, 2001 2002 is $1,165,583, $1,398,700 and $1,538,590
respectively.

Arvimex, Inc., hold a mortgage note secured by way of a third mortgage on parcel 3 and a second mortgage on parcel 4 dated February 3, 2000 with a face amount of $2,515,000 and an interest rate of 20%. The balance due including accrued interest on the note for 2000, 2001 and 2002 is $2,976,083, $3,571,300 and
$428,429 respectively. On June 14, 2002 Arvimex transferred $3,500,000 of its debt to Series "A" Preferred Stock in American Leisure Holdings, Inc.

The officers of the company are Malcolm J. Wright and Gillian Wright. They together own stock in American Holdings, Inc. and are officers and directors of that company also. They own no shares in Sunstone.


Note 8 - Contingencies and Commitments

In June 2001, Rock Investment Trust, FLC, a British limited liability company and RIT, L.C., a related Florida limited liability company, filed suit against Malcolm Wright, American Vacation Resorts, Inc., American Leisure, Inc. Inverserora Tetuan, SA, Sunstone Golf Resort, Inc. and Sun Gate Resort Villas, Inc., seeking either the return of an alleged $500,000 investment or ownership interest in one or more of the defendant entities equivalent to the alleged investment amount. Defendants have denied all claims and have filed counterclaims against Rock Investment Trust and its principal, Roger Smee, seeking damages in excess of $10 million, assuming success on all aspects of the litigation. This litigation is in the discovery phase and is not currently set for trial. While many depositions and other discovery of facts remains to be done, based on the status of the record developed thus far undersigned counsel believes that Rock Investment Trust 's and RIT's claims are without merit and that the counterclaim will be successful. The amount of damages which is recoverable on the counterclaim is subject to a variety of factors and consideration but at this time counsel believes that the damages sought at trial will exceed $1 million.